FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Telephone and Data Systems, Inc. (“TDS”) held on May 19, 2011, the following number of votes were cast for the matters indicated.  The following voting results are final.

1.    Election of Directors.

The following directors received the following votes and were elected:

a.    For the election of eight Directors of the Company by the holders of Series A Common Shares and Preferred Shares:

Nominee	For	Withhold	Broker Non-vote
LeRoy T. Carlson, Jr.	61,004,052	688,060	28,570
Letitia G. Carlson, M.D.	61,004,052	688,060	28,570
Prudence E. Carlson	61,004,052	688,060	28,570
Walter C.D. Carlson	61,004,052	688,060	28,570
Kenneth R. Meyers	61,004,052	688,060	28,570
Donald C. Nebergall	61,004,052	688,060	28,570
George W. Off	61,004,052	688,060	28,570
Mitchell H. Saranow	61,004,052	688,060	28,570

b.    For the election of four Directors of the Company by the holders of Common Shares and Special Common Shares:

Nominee	For	Withhold	Broker Non-vote
Clarence A. Davis	72,918,875	10,865,383	2,337,544
Christopher D. O’Leary	58,328,191	25,456,066	2,337,544
Gary L. Sugarman	71,767,131	12,017,126	2,337,544
Herbert S. Wander	55,334,138	28,450,119	2,337,544

2.  Proposal to Ratify the Selection of PricewaterhouseCoopers LLP as Independent Public Accountants for 2011.

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
105,613,229	413,536	10,496	-0-

3.  Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (commonly known as “Say-on-Pay”).

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
91,655,883	7,447,336	4,567,927	2,366,114

4.  Advisory vote on whether future Say-on-Pay votes should be held every year, every two years or every three years (commonly known as “Say-on-Frequency”).

This proposal received the following votes, with the following choice receiving a majority of the votes:  “Every Year”:

Every Year (1 Year)	Every Two Years	Every Three Years	Abstain	Broker Non-vote
86,948,187	40,839	12,057,794	4,624,325	2,366,114

Based on the foregoing results and consistent with the substantial majority of the votes cast in favor of “Every Year”, the Company’s board of directors has adopted a policy to hold an advisory vote on executive compensation every year.

5.  Proposal by Shareholder to Recapitalize TDS’ Outstanding Stock into One Class of Stock.

This proposal received the following votes and was defeated:

For	Against	Abstain	Broker Non-vote
35,406,227	68,021,611	243,309	2,366,114

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc. (Registrant)

Date:	May 23, 2011

By:	/s/ Douglas D. Shuma
Douglas D. Shuma Senior Vice President and Controller